UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2025

Silvaco Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42043	27-1503712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Silvaco Group Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 567-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SVCO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

In October 2025, Silvaco Group, Inc. (the “Company”) began implementing targeted cost-savings initiatives intended to streamline the Company’s organizational structure, improve execution, and enhance stockholder value (the “Restructuring”). In connection with the Restructuring, on November 24, 2025, the Company announced an initial involuntary reduction in force in the United States.

When taken together with other Restructuring activities underway, including a voluntary early retirement program, a voluntary exit program, further involuntary reductions in force, and certain planned site closures, the Company currently estimates that it will recognize pre-tax charges to its GAAP financial results ranging from $2 million to $5 million consisting of severance and other one-time termination benefits, and other costs such as the site closures as part of its global site strategy.

The Company expects the majority of the impacted employees to be terminated by December 31, 2025, and to substantially complete the Restructuring in fiscal year 2026.

This Item 2.05 disclosure contains forward-looking statements regarding the scope and timing of the Restructuring and the estimated charges expected to be incurred. Forward-looking statements are subject to risks, uncertainties and assumptions that may cause actual results to differ materially from those described herein. These risks and uncertainties include, among other things, the Company’s ability to implement the Restructuring in various jurisdictions; changes in the expected size, timing, or components of the Restructuring; the final amount and timing of the related costs and charges; and the Company’s ability to realize the anticipated benefits of the Restructuring. Additional risks are described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” sections of its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The information contained in this Item 2.05 is provided as of November 26, 2025, and the Company undertakes no obligation to update any forward-looking statements except as required by law..

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVACO GROUP, INC.

Date: November 26, 2025	By:	/s/ Christopher Zegarelli
Christopher Zegarelli
Chief Financial Officer